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                                                                   Exhibit 10.10

THE SHARES SUBSCRIBED FOR BY THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE OR OTHER SECURITIES LAWS, AND THE SHARES ARE SUBJECT TO THE TERMS OF THE CONFIDENTIAL PRIVATE PLACEMENT MEMORANDUM DATED AS OF MAY 1, 2003, THIS AGREEMENT AND APPLICABLE FEDERAL AND STATE SECURITIES LAWS.

                SHARES OF NORTH AMERICAN TECHNOLOGIES GROUP, INC.
                -------------------------------------------------
                             SUBSCRIPTION AGREEMENT
                             ----------------------

TO: NORTH AMERICAN TECHNOLOGIES GROUP, INC.

GENTLEMEN:

1.   Subscription.

          The undersigned (the "Subscriber") hereby subscribes for and agrees to purchase the number of shares of Common Stock, $.001 par value per share (the "Shares"), of North American Technologies Group, Inc., a Delaware corporation (the "Company"), set forth on the signature page attached hereto.

2.   Payment.

          The undersigned agrees to pay sixty cents ($0.60) per Share for the Shares by the transfer, sale and conveyance to the Company of 408,000 shares of common stock of Global Photonic Energy Corporation (the "GPEC Shares"). The GPEC Shares have a current market value of One Million Twenty Thousand Dollars ($1,020,000) valued by recent arm's-length, private placement transactions. Subscriber shall execute a power of attorney transferring the GPEC Shares to the Company in payment in full for the Shares.

3.   Representations and Warranties.

          By executing this Subscription Agreement, the undersigned further:

     (a) acknowledges that the undersigned has received and carefully read the Company's Confidential Private Placement Memorandum dated as of May 1, 2003, including the Company's Confidential Business Plan and all other exhibits and attachments thereto ("Memorandum"), is familiar with and understands the Memorandum and the material risk factors contained therein, has based its decision to invest solely on the information contained in the Memorandum and has not been furnished with or relied upon any other offering literature or prospectus, except as provided in the Memorandum.

     (b) represents and warrants that it is an "accredited investor" as that term is defined in Rule 501 of Regulation D of the Securities Act of 1933, as amended (the

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          "Securities Act") and that one or more of the categories set forth in
          Section 5(g) of this Subscription Agreement correctly and in all respects describes the undersigned.

     (c) acknowledges that the undersigned has received and carefully read this Subscription Agreement;

     (d) represents and warrants that it is acquiring the Shares for its own account as a principal, for investment purposes only and not with a view to, or for, resale or distribution, and no other person has a direct or indirect beneficial interest in such Shares. Further, the undersigned does not have any contract, understanding, agreement or arrangement in existence or contemplated, with any person to sell, pledge, assign or otherwise transfer to such person or to any third person, with respect to any of the Shares;

     (e) represents and warrants that it has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of the prospective investment;

     (f) represents and warrants that it is able to bear the economic risk of losing its entire investment in the Shares and is not relying on the Company with respect to advice as to the economic considerations in this investment;

     (g) represents and warrants that its overall commitment to investments which are not readily marketable is not disproportionate to its net worth, and its investment in the Shares will not cause such overall commitment to become excessive;

     (h) understands that the Company shall have the right, in its sole discretion, to accept or reject this subscription, in whole or in part, or to allocate to it fewer than the number of Shares for which it has subscribed. The Company will notify it whether this subscription is accepted or rejected. In the event this subscription is rejected, the GPE Shares will be returned to it and all of its obligations hereunder shall terminate;

     (i) agrees and understands that it will not sell or otherwise transfer any Shares or any interest therein unless the Shares are registered under the Securities Act and any other applicable securities laws or the undersigned obtains an opinion of counsel which is satisfactory to the Company (both as to the issuer of the opinion and the form and substance thereof) that the Shares may be transferred in reliance on an applicable exemption from such registration requirements;

     (j) understands that (i) the offering contemplated hereby has not been reviewed by any federal or state governmental body or agency due in part to the Company's representations that it will comply with the provisions of Regulation D; (ii) if required by the laws or regulations of said state(s), the offering contemplated

                                        2

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          hereby will be submitted to the appropriate authorities of such state(s) for registration or exemption therefrom; and (iii) the documents used in connection with this Offering have not been reviewed or approved by any regulatory agency or government department, nor has any such agency or government department made any finding or determination as to the fairness of the Shares for investment;

     (k) understands that the Shares have not been registered under the Securities Act and that no market exists for them. The undersigned has adequate means of providing for its current needs and personal and family contingencies, has no need for liquidity in the investment contemplated hereby, and is able to bear the risk of loss of its entire investment;

     (1) understands that its investment in the Company is subject to numerous substantial risks, certain of which are set forth in the Memorandum;

     (m) it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Shares and is not prohibited from doing so;

     (n) recognizes that the Company may seek to raise additional operating capital through a variety of sources, and that although the Company may undertake one or more public or private offerings of its debt or equity securities, there can be no assurance that any such offering will be made or, if made, that it will be successful. The undersigned acknowledges that the Company has no obligation, in the event of any such additional offerings, to offer the undersigned the opportunity to participate therein;

     (o) acknowledges that all material documents, records, and books pertaining to this investment have on request been made available to its and its advisers, if any;

     (p) acknowledges that if it is purchasing the Shares subscribed for hereby in a fiduciary capacity, the above representations and warranties shall be deemed to have been made on behalf of the person or persons for whom it is so purchasing;

     (q) acknowledges that the Company has made available to it the opportunity to ask questions of, and receive answers from the Company or its representatives regarding its proposed business operations and this Offering and has been given the opportunity for a reasonable time prior to the date hereof to review such additional information necessary to verify the accuracy of the information contained in the Memorandum or that which was otherwise provided to the undersigned in order to evaluate the merits and risks of a purchase of the Shares to the extent the Company could acquire it without unreasonable effort or expense;

     (r)  ACKNOWLEDGES AND UNDERSTANDS THAT:

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NASAA UNIFORM LEGEND
--------------------

     IN MAKING AN INVESTMENT DECISION, INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE ISSUER'S SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED. THESE SECURITIES HAVE NOT BEEN RECOMMENDED BY ANY FEDERAL OR STATE SECURITIES COMMISSION OR REGULATORY AUTHORITY. FURTHERMORE, THE FOREGOING AUTHORITIES HAVE NOT CONFIRMED THE ACCURACY OR DETERMINED THE ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT, AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

     THE INVESTOR MUST RELY ON THE INVESTOR'S OWN EXAMINATION OF THE PERSON OR ENTITY CREATING THE SECURITIES AND THE TERMS OF THE OFFERING, INCLUDING THE MERITS AND RISKS INVOLVED, IN MAKING AN INVESTMENT DECISION ON THESE SECURITIES;

     (s) understands that the Shares are being offered and sold in reliance on specific exemptions from the registration requirements of Federal and state securities law and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments, and understandings set forth herein in order to determine the applicability of such exemptions;

     (t) represents, warrants and agrees that it will not sell, pledge, or otherwise transfer the Shares without registration under the Securities Act or an exemption therefrom and fully understands and agrees that it must bear the economic risk of its purchase because, among other reasons, the Shares have not been registered under the Securities Act or under the securities laws of any state and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless they are subsequently registered under the Securities Act and under the applicable securities laws of such states or an exemption from such registration is available. In particular, the undersigned is aware that the Shares are "restricted securities", as such term is defined in Rule 144 promulgated under the Securities Act ("Rule 144"), may not be sold unless all of the conditions of Rule 144 are met. Subscriber further understands that sales or transfers of the Shares are further restricted by state securities laws and the provisions of this Subscription Agreement;

     (u) no representations or warranties have been made to the undersigned by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company,

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          other than the representations of the Company contained in the
          Memorandum, and in subscribing for the Shares the undersigned is not relying upon any representations other than those contained in the Memorandum;

     (v) any information which the undersigned furnishes to the Company with respect to its financial position and business experience is correct and complete as of the date of this Subscription Agreement, and if there should be any material change in such information it will immediately furnish such revised or corrected information to the Company;

     (w) understands and agrees that each stock certificate evidencing the Shares provided by the Company to the undersigned shall bear the following legend:

          "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE OFFERED, SOLD, PLEDGED, HYPOTHECATED, ASSIGNED OR TRANSFERRED EXCEPT (i) PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT WHICH HAS BECOME EFFECTIVE AND IS CURRENT WITH RESPECT TO THESE SECURITIES, OR (ii) PURSUANT TO A SPECIFIC EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT BUT ONLY UPON A HOLDER HEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE ISSUER, OR OTHER COUNSEL REASONABLY ACCEPTABLE TO THE ISSUER, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF THE SECURITIES ACT AS WELL AS ANY APPLICABLE STATE SECURITIES LAW."

     (x) the address set forth below is the undersigned's correct principal office, and the undersigned has no present intention of changing such address;

     (y) the undersigned understands that the purchase of the Shares is a speculative investment which involves a high degree of risk of loss of the entire investment in the Company;

     (z) the undersigned hereby authorizes the Company or its respective designees to call the undersigned's bank or place of employment or otherwise inquire regarding the undersigned's financial standing;

     (aa) the foregoing representations, warranties and agreements shall survive the date of acceptance of this Subscription Agreement by the Company and that the information set forth herein regarding the undersigned is true and correct; and

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     (bb) it understands the meaning of the representations made by it in this
          Subscription Agreement. The undersigned also understands that the Company will be requesting certain background and financial information from it in order to verify that it is eligible to subscribe for Shares, and that such information must be true and correct inasmuch as the Company is relying upon the accuracy of such information.

4.   General Information About the Subscriber.

     (a)  Name of Subscriber: Avalanche Resources, Ltd.

          Address and telephone number: 8 Saddlewood Estates, Houston, TX 77024

     (b)  Social Security or Tax ID Number of Subscriber:_______________________

     (c)  Can Subscriber afford to hold Subscriber's investment in the Company
          for an indefinite period of time? (Answer yes or no) Yes [X]   No [_]

     (d)  Can Subscriber afford a loss of its prospective investment in the
          Company? (Answer yes or no) Yes [X]   No [_]

     (e)  If Subscriber is not an individual:

               (1) Is Subscriber's principal place of business located, or does Subscriber have substantial amounts of assets, in any other state(s)? No If yes, which state(s)?________________________

               (2) In which state(s), if any, does Subscriber file state or local franchise, business or other tax returns? Texas

               (3) In which state(s) is Subscriber authorized to do business? Texas

               (4) Subscriber is (check appropriate type and give the requested information):

                    [_]  Corporation (jurisdiction and date of incorporation):
                         _______________________________________________________

                    [X] Partnership (jurisdiction and date where original Certificate filed or date of Partnership Agreement if filing not required): Texas

                    [_]  Trust (jurisdiction and date of Trust Agreement):
                         _______________________________________________________

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                    [_]  Limited Liability Company (jurisdiction and date of
                         formation):____________________________________________

                    [_]  Other (Describe):______________________________________

               (5) Was Subscriber organized for the specific purpose of acquiring the Shares?
                    (Answer yes or no) Yes [_]   No [X]

     (f) Subscriber is an "accredited investor" because it falls within the applicable category(ies) checked below:

[_]       (1)  Any employee benefit plan within the meaning of ERISA, if a self-directed plan, with investment decisions made solely by persons that are "accredited investors"; or if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5 million;

[_]       (2)  Any bank as defined in section 3(a)(2) of the Securities Act, or any savings or loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; any insurance company as defined in section 2(13) of the Act; any investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958, any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees if such plan has total assets in excess of $5 million;

[_]       (3)  Any private business development company as defined in section
202(a)(22) of the Investment Advisers Act of 1940:

[_]       (4)  Any organization described in section 501(c)(3) of the Internal
Revenue Code of 1986, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

[_]       (5)  Any natural person whose individual net worth, or joint net worth with that persons' spouse, at the time of his purchase exceeds $1,000,000;

[_]       (6)  Any natural person who had an income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

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[_]       (7)  Any trust with total assets in excess of $5,000,000, not formed for the specific purpose of purchasing the Shares, whose purchase is directed by a "sophisticated" person;

[X]       (8)  Any entity in which all of the equity owners are "accredited investors;" or

[_]       (9)  Any director or executive officer of the Company.

6. Registration Rights. If a minimum of $3 million is subscribed for in the Offering, the Company agrees to make all reasonable efforts to file a registration statement with the SEC to register the sale of the Shares by the Subscriber upon written request made within 270 days after the closing of the Offering; provided, however, that if the Subscriber is able to sell all of the Shares owned by him or her in the public market by means of Rule 144 within 60 days of the filing of the registration statement, this obligation of the Company shall terminate.

7.   Miscellaneous.

     (a) Indemnify. The undersigned agrees to indemnify and hold harmless the Company, its officers and directors, employees, agents and affiliates against any loss, liability, claim damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by or on behalf of the undersigned to any of the foregoing in connection with this transaction.

     (b) Modification. Neither this Subscription Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

     (c) Notices. Any notice, demand, or other communication which any party hereto may be required, or may elect, to give to anyone interested hereunder shall be sufficiently given if (i) deposited, postage prepaid, in a United States mail letter box, registered or certified mail, return receipt requested, addressed to such address as may be given herein, or (ii) delivered personally at such address.

     (d) Counterparts. This Subscription Agreement may be executed and delivered via facsimile through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.

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     (e)  Binding Effect. Except as otherwise set forth herein, this
          Subscription Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligations of the undersigned shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

     (f) Entire Agreement. This instrument contains the entire agreement of the parties, and there are no representations, covenants or other agreements except as stated or referred to herein.

     (g) Assignability. This Subscription Agreement is not transferable or assignable by the Subscriber.

     (h) Law Governing. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of Delaware, without giving effect to its conflicts of law principles.

Number of Shares Subscribed for: 1,700,000 ($0.60 per Share)

Consideration Paid: 408,000 shares of Global Photonic Energy Corporation ($2.50 per share)

PLEASE TYPE OR PRINT THE FOLLOWING INFORMATION EXACTLY AS YOU WISH IT TO APPEAR ON THE COMPANY RECORDS.

     Avalanche Resources, Ltd.
--------------------------------------------------------------------------------
Name of Subscriber                                    (Taxpayer ID Number)

     8 Saddlewood Estates, Houston, Texas 77024
--------------------------------------------------------------------------------
Address-Street, City, State, Zip Code                 (Telephone No.)

SIGNATURE

     The undersigned corporate officer, general partner, trustee, member or manager certifies and warrants that he has full power and authority from and on behalf of the entity named below and its shareholders, partners, members or beneficiaries and is permitted by applicable law to complete, execute, and deliver this Subscription Agreement Signature Page on its behalf and to make the statements, representations, warranties, and agreements made herein on its behalf, and that investment in the Company has been affirmatively authorized by the governing board or body of the entity and is not prohibited by law or the governing documents of the entity.

     IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement on the date set forth below.

                                        AVALANCHE RESOURCES, LTD.


Dated: July 15, 2003                    By: /s/ Kevin C. Maddox
                                            ------------------------------------
                                            Kevin C. Maddox, President

                 AGREED AND ACCEPTED this 15th day of July, 2003

                                        NORTH AMERICAN TECHNOLOGIES GROUP, INC.


                                        By: /s/ Henry W. Sullivan
                                            ------------------------------------
                                            Henry W. Sullivan, President

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